                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  February 24, 2005
                                                     -------------------

                              Majesco Holdings Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   000-51128                           06-1529524
--------------------------------------------------------------------------------
           (Commission File Number)         (IRS Employer Identification No.)

  160 Raritan Center Parkway, Edison, New Jersey                   08837
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (732) 225-8910
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            On February 24, 2005, Patrick Flaherty, Executive Vice President of
Sales and Marketing of Majesco Holdings Inc. (the "Company") notified the
Company that he is leaving the Company for personal, family and geographic reasons. In connection with his departure, Mr. Flaherty's employment agreement with the Company, dated October 5, 2004, terminated effective March 4, 2005. A description of the terms and conditions of Mr. Flaherty's employment agreement that are material to the Company is set forth in the Company's Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on February 28, 2005, which description is incorporated herein by reference. The Company does not expect to incur any material early termination penalties in connection with the termination of Mr. Flaherty's employment agreement.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b)         On February 24, 2005, Patrick Flaherty resigned as the Executive
Vice President of Sales and Marketing of the Company for personal, family and geographic reasons. Mr. Flaherty will be available in the future to act as a consultant for the Company. His last day as an employee will be March 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MAJESCO HOLDINGS INC.

                                By: /s/ Carl Yankowski
                                    ------------------
                                    Name: Carl Yankowski
                                    Title: Chief Executive Officer

Date: March 2, 2005